INDEPENDENT BANK CORPORATION EARNINGS CONFERENCE CALL 2ND QUARTER - 2014

July 28, 2014

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements of goals, intentions, and expectations as to future trends, plans, events, or results of Independent Bank Corporation's operations and policies, including, but not limited to, Independent Bank Corporation's outlook on earnings and the sufficiency of the allowance for loan losses, and statements regarding asset quality, projections of future revenue, earnings or other measures of economic performance, Independent Bank Corporation's plans and expectations regarding non-performing assets, business opportunities, and general economic conditions. Forward-looking statements include expressions such as "will," "may," "should," "believe," "expect," "forecast," "anticipate," "estimate," "project," "intend," "likely," "optimistic" and "plan," and similar words or phrases, which are necessarily statements of belief as to expected outcomes of future events. These statements are based on current and anticipated economic conditions, nationally and in Independent Bank Corporation's markets, interest rates and interest rate policy, competitive factors, and other conditions which by their nature are not susceptible to accurate forecast and are subject to significant uncertainty. Because of these uncertainties and the assumptions on which this presentation and the forward-looking statements are based, actual future operations and results may differ materially from those indicated in this presentation. For a discussion of certain factors, risks and uncertainties which could cause actual future operations and results to differ from estimates and projections discussed in these forward-looking statements, please read the "Risk Factors" section in Independent Bank Corporation's 2013 Annual Report on Form 10-K. You should not place undue reliance on any such forward-looking statement. These forward-looking statements are not guarantees of future performance. Independent Bank Corporation does not undertake to publicly revise or update forward-looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation.

INDEPENDENT BANK

Agenda

2nd Quarter 2014 Earnings Conference Call

- Formal Remarks
  - William B. (Brad) Kessel, President and Chief Executive Officer
  - Robert N. Shuster, Executive Vice President and Chief Financial Officer
- Question and Answer session
- Closing Remarks

Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the "Presentations" tab.

INDEPENDENT BANK

Financial Summary

	2Q'14	1Q'14	4Q'13	3Q'13	2Q'13
Diluted EPS[1]	$ 0.26	$ 0.13	$ 0.21	$ 0.17	$ 2.64
Net income	6,052	3,138	4,809	3,505	63,388
NI available to common	6,052	3,138	4,809	10,310	62,231
Total assets	2,249,864	2,259,639	2,209,943	2,183,504	2,134,674
Total portfolio loans	1,377,494	1,360,512	1,374,570	1,379,983	1,386,082
Total deposits	1,908,071	1,938,742	1,884,806	1,849,318	1,816,089
Shareholders' equity	242,961	236,586	231,581	226,601	208,835
Tangible BV per share	10.47	10.19	10.01	9.79	12.53
TCE to tangible assets	10.68%	10.35%	10.35%	10.24%	5.58%

Note: Dollars in 000's, except per share data.
(1) For the second and third quarters of 2013 diluted EPS is based on net income available to common stock.

INDEPENDENT BANK

Quarterly Financial Highlights

Income Statement

- Tenth consecutive profitable quarter
- Net income of $6.1 million, or $0.26 per diluted share
- Net interest income up slightly on a linked quarter basis
- Quarterly non-interest expenses reduced by $5.2 million, or 18.7% year-over-year
- Focus on long-term profitability through organic growth.

Balance Sheet/Capital

- Commercial loans grew $12.2 million, or 7.6% annualized
- Consumer installment loans grew $12.9 million, or 27.4% annualized
- TCE ratio increased to 10.68% at 6/30/14 from10.35% at 3/31/14
- TBV per share increased to $10.47 at 6/30/14 from $10.19 at 3/31/14
- Announced a six cent per share cash dividend on common stock (payable 8/15/14 to record holders on 8/5/14)

INDEPENDENT
BANK

Core Banking Markets


Lake Hu
Harrison
Gladwin
Standish
Baldwin
Reed City
Bad Axe
Big Rapids
Mount Pleasant
Midland
Bay City
White Cloud
MICHIGAN
Caro
Alma
Ithaca
Saginaw
Sandusky
Muskegon
Stanton
UNITED STATES
Flint
Owosso
Grand Rapids
Ionia
Wyoming
Kentwood
Holland
East Lansing
Lansing
Rochester Hills
Waterford
Troy
Sterling Heights
West Bloomfield
Warren
Livonia
Lake St. Clair
Kalamazoo
Battle Creek
Marshall
Ann Arbor
Dearborn
Detroit
Jackson
Taylor
Portage

- Significant market presence and opportunity to gain market share in attractive Michigan markets
- Michigan's unemployment rate was 7.5% in June 2014 (1.4% lower than June 2013)
- Michigan payroll jobs totaled 4.141 million in June 2014 (34K higher than one year earlier)
- S&P/Case-Shiller MI Detroit Home Price Index up 15.0% year over year vs. 10.8% for US-20 City Composite (April 2014 vs. April 2013)

Region	Cities	Branches	Loans[1]	% of Loans[1]	Deposits[2]	% of Deposits[2]
East / "Thumb"	Bay City / Saginaw	28	$284	24%	$697	39%
West	Grand Rapids / Ionia	23	422	35%	568	32%
Central	Lansing	12	185	16%	282	16%
Southeast	Troy	7	299	25%	232	13%
Total		70	$1,190	100%	$1,779	100%

Note: Data as of 6/30/14. Dollars are in millions.
(1) Loans exclude those related to resort lending ($137 million) and payment plan receivables ($50 million).
(2) Deposits exclude reciprocal deposits, brokered deposits and certain other "non-market" deposits.

INDEPENDENT BANK

Statewide Low Cost Deposit Franchise

Focused on Core Deposit Growth

Deposit Composition – 6/30/14


Brokered Time
1%
Non-interest
Bearing
29%
Retail Time
18%
Reciprocal
3%
Savings and
Interest-bearing
Checking
49%

Cost of Deposits (%)


0.55%
0.50%
0.45%
0.40%
0.35%
0.30%
0.25%
0.20%
0.41%
0.38%
0.34%
0.32%
0.30%
0.29%
0.28%
0.26%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14

Deposit Highlights

- $1.91 billion in total deposits at 6/30/14
  - Substantially all core funding
  - $1.50 billion of transaction accounts (79% of total deposits)
  - Cost of deposits of 0.26% (2Q '14 annualized)
- Total deposits increased $92.0 million, or 5.1% since 6/30/13
- We maintain strong deposit market share across our markets of operations, with a top 10 ranking in 9 out of 11 MSAs

INDEPENDENT BANK

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 6/30/14


Held for Sale
2%
Payment Plan
Receivables
3%
Installment
14%
Commercial
47%
Mortgage
34%

Yield on Loans (%)


7.00%
6.50%
6.00%
5.50%
5.00%
6.06%
5.91%
5.81%
5.74%
5.70%
5.60%
5.36%
5.28%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14

Lending Highlights

- $1.40 billion in total loans at 6/30/14 (including $23.2 million of loans held for sale)
- 2Q '14 lending results include:
  - Commercial loan growth of $12.2 million, or 7.6% annualized
  - Consumer installment loan growth of $12.9 million, or 27.4% annualized
  - 2Q' 14 residential mortgage loan originations of $65.4 million and loan sales of $47.0 million (net gains of $1.5 million)
- 2014 focus:
  - Commercial – businesses with $1 million to $50 million in annual sales
  - Consumer – through branch network, internet and indirect channels
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities

INDEPENDENT
BANK

2014 Overview

- Commercial Lending
  - Commercial loan balances up $12.2 million in 2Q'14 and $19.0 million YTD'14 (6.0% annualized) – vs. mid-single digit target growth rate
  - New commitments of $94 million 1H'14 with $73 million in funded new loans
  - New business by segment: C&I - $55 million; Income Property - $16 million; Other - $16 million; and Owner Occupied RE - $7 million
  - Continued progress on credit quality – commercial watch credits fell to 9.5% of total commercial loans at 6/30/14 (compared to 12.2% at 12/31/13). Early stage delinquencies (30 to 89 days) fell to $0.7 million or just 0.11% of total commercial loans at 6/30/14. Commercial NPL's declined to $5.1 million at 6/30/14.

- Retail Banking
  - Consumer installment loan balances up $12.9 million in 2Q'14 and $9.1 million YTD'14 (9.6% annualized) vs. low-single digit target growth rate
  - New loan production offices in Kalamazoo and Cadillac, Michigan
  - Ginnie Mae seller/servicer application approved in July 2014

- Other
  - Workflow process improvement initiative underway
  - Investment in and optimization of delivery channels (new website live on June 6)
  - 150th anniversary celebration well received by customers, communities and employees

INDEPENDENT BANK

Net Interest Margin/Income

Net Interest Margin (TE) (%)


4.30%
4.20%
4.10%
4.00%
3.90%
3.80%
3.70%
3.60%
3.50%
3.40%
4.25%
4.16%
4.10%
3.96%
3.79%
3.74%
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14

Net Interest Income ($ in Millions)


$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
$19.6
$19.5
$19.5
$19.4
$18.5
$18.5
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14

Note: All dollars in millions.

Highlights

- Interest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to benefit from a rising interest rate environment
- Net interest income increased slightly in 2Q'14 vs. 1Q'14 as a 5 BP decrease in the NIM was offset by a $19.0 million increase in average interest earning assets
- Low interest rate environment continues to place pressure on the net interest margin. 2014 goal is to offset the impact of NIM compression with growth in interest-earning assets

INDEPENDENT BANK

Non-interest Income

YTD Non-interest Income Breakout



Interchange $4.0M 21%
Sale of Loans $2.6M 14%
Sale of Securities $0.2M 1%
Mortgage Servicing $0.5M 2%
Commissions $0.9M 5%
BOLI $0.7M 3%
Title Insurance $0.5M 3%
Other $3.1M 16%
Service Charges on Deposits $6.6M 35%

Non-interest Income Trends



$18.0
$16.0
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$14.5
$16.0
$11.1
$13.0
$9.8
$10.9
$9.0
$10.1
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Non-interest Income
Non-interest Inc/ Operating Rev (%)

Note: Q4'12 non-interest income excludes the gain related to the branch sale of $5.4 million.

Highlights

- Diverse sources of non-interest income which totaled $10.1 million in 2Q'14
- 2014 total YTD non-interest income represents approximately 34% of total revenue (net interest income and non-interest income)
- New debit card brand agreement executed in January 2014, which is expected to increase net interchange revenues by approximately $1 million annually (debit card conversion took place in June and July 2014)
- Focus on mortgage banking operations cost structure due to reduced refinance volume
  - Seasonal increase in mortgage loan origination and sales volumes in 2Q and 3Q 2014
  - We retain servicing on most of the mortgages we originate
  - Currently we service $1.7 billion in mortgages (18,500 clients)

INDEPENDENT BANK

Non-interest Expense

Non-interest Expense ($ in Millions)


$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
88%
86%
84%
82%
80%
78%
76%
74%
72%
$29.3
$29.9
$25.5
$27.7
$25.9
$25.0
$22.4
$22.6
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Compensation and Benefits
Occupancy
FDIC Insurance
Efficiency
Credit Related
Data Processing
Other

Highlights

- Internal group charged with improving our efficiency ratio to 65% over time through both reduction in non-interest expenses and increased revenues – an incentive compensation target is tied to the efficiency ratio goals
- Target for 2014 is total non-interest expenses at $22 million to $23 million per quarter.
- Expense reductions focused on six major components:
  1) Compensation and benefits (average total FTE reduced 4.6% in 2Q'14 vs. 2Q'13)
  2) Credit related costs
  3) Occupancy costs
  4) Data processing expenses
  5) FDIC insurance
  6) Legal and professional

INDEPENDENT BANK

Note: Efficiency ratio is defined as non-interest expense, excluding amortization of intangibles and non-recurring expense, as a percent of net interest income and non-interest income, excluding realized gains on securities and non-recurring items.

Investment Securities Portfolio

Investment Portfolio by Type (06/30/14)


Corporate
4%
Private Label
Mortgage
1%
Treasury,
Agency & CDs
5%
Student Loan
ABS / Muni
10%
Municipal
(Taxable)
19%
Municipal (Tax
Exempt)
7%
Agency
Mortgage &
SBA
54%

Investment Portfolio by Rating (06/30/14)


Not Rated
4%
Sub Investment
Grade
1%
BAA
3%
A
6%
AA
9%
AAA
77%

Highlights

- High quality, liquid, diverse portfolio with short duration
  - 77% of the portfolio is AAA rated
  - 2.0 year estimated average duration with a weighted average yield of 1.61%
  - Approximately 50% of the portfolio is variable rate

Total Investments[(1)] FV: $533.5 million

Net Unrealized Loss: $0.5 million

(1) Includes investments in bank CD's of $15.3 million but excludes $0.6 million of trading securities.

INDEPENDENT BANK

Credit Quality Summary

Non-performing Loans ($ in Millions)


$120
$100
$80
$60
$40
$20
$0
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
$110
4.8%
3.7% 3.8%
$68
$60 2.7%
$39
2.3%
$33
2.0%
$28
1.5% 1.5%
$20 $20
1.3%
$18
1.5%
$21
1.3%
$17
2009 2010 2011 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
Non-performing Loans (NPLs)
NPLs / Total Loans

ORE / ORA ($ in Millions)


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$31.5
$39.4
$34.0
$30.3
$26.1
$23.6
$17.8
$16.6
$18.3
$18.0
$18.1
2009 2010 2011 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14

30-89 Days Delinquent ($ in Millions)


$70
$60
$50
$40
$30
$20
$10
$0
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
2.8%
$64.7
2.1%
$37.2
1.3%
$21.2
1.2%
$17.3
1.3%
$19.0
1.2%
$16.4
1.0%
$13.4
0.8%
$11.7
1.0%
$13.6
0.8%
$11.3
0.7%
$9.9
2009 2010 2011 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
30-89 Days PD
30-89 Days PD / Loans

Non-performing Assets ($ in Millions)


$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$141.4
$107.0
$93.9
$69.2
$59.1
$51.5
$37.9
$37.0
$36.2
$38.8
$35.5
2009 2010 2011 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14
Nonaccruals
Loans 90+ Days PD
ORE/ORA

Note: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.

INDEPENDENT BANK

Credit Cost Summary

Provision for Loan Losses


$120
$100
$80
$60
$40
$20
$0
($20)
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
4.3%
2.3%
1.7%
0.5%
-0.3%
-0.1%
$103
$47
$28
$7
($4)
($1.4)
2009
2010
2011
2012
2013
YTD 2014
Provision
% of Avg. Portfolio Loans

Loan Net Charge-Offs


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.3%
3.0%
2.2%
1.4%
0.6%
0.4%
$80
$61
$37
$21
$8
$3
2009
2010
2011
2012
2013
YTD 2014
NCOs
% of Avg. Portfolio Loans

Allowance for Loan Losses


$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
3.6%
3.7%
3.7%
3.1%
2.4%
2.1%
$82
$68
$59
$44
$32
$28
2009
2010
2011
2012
2013
YTD 2014
Allowance
% of Portfolio Loans

Note: Dollars all in millions

INDEPENDENT BANK

Classified Assets and New Default Trends


Total Classified Assets ($ in Millions)
Classified ($M)
Classified / TCE + ALL
$250
$200
$150
$100
$50
$0
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
73%
65%
70%
56%
51%
45%
39%
25%
22%
20%
20%
20%
$208
$156
$151
$122
$115
$105
$92
$74
$63
$59
$59
$56
2009 2010 2011 Q2'12 Q3'12 Q4'12 Q1'13 Q2'13 Q3'13 Q4'13 Q1'14 Q2'14


Commercial Loan New Defaults ($ in Millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$34.1
$11.7
$10.1
$6.7
2011
2012
2013
YTD 2014


Total Loan New Defaults ($ in Millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$69.2
$32.2
$24.2
$12.4
2011
2012
2013
YTD 2014


Retail Loan New Defaults ($ in Millions)
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
$35.1
$20.5
$14.1
$5.7
2011
2012
2013
YTD 2014

INDEPENDENT BANK

Troubled Debt Restructurings (TDRs)

Over *88% of TDRs are Current*

TDRs ($ in Millions)



$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
95%
90%
85%
80%
75%
70%
65%
$85
$138
$145
$146
$155
$152
$144
$143
$135
$130
$124
$122
$118
76%
78%
77%
81%
83%
84%
84%
86%
90%
89%
89%
87%
89%
2009
2010
2011
Q1'12
Q2'12
Q3'12
Q4'12
Q1'13
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance
- The specific reserves allocated to TDRs totaled $13.1 million at June 30, 2014
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan
- 89% of TDRs are current as of 6/30/14
- **Commercial TDR Statistics:**
  - 110 loans
  - $35.8 million book balance
  - 88.5% performing
  - WAR of 4.96% (accruing loans)
  - Well seasoned portfolio; over 91% of accruing loans are not only performing but have been over a year since modification
- **Retail TDR Statistics**
  - 867 loans
  - $82.6 million book balance
  - 93.3% performing
  - WAR of 4.52% (accruing loans)
  - Well seasoned portfolio; over 98% of accruing loans are not only performing but it has been over a year since modification

INDEPENDENT BANK

Management 2014 Outlook(1)

Category	Outlook
Lending	**Modest growth** Goal of low single digit % overall loan growth, primarily supported by mid single digit % growth in commercial loans and low single digit % growth in consumer loans. ***2Q'14 Update: Commercial and consumer loan growth of 7.6% and 27.4% (annualized), respectively, in the second quarter. Expect to achieve 2014 target for overall low single digit net loan growth.***
Net interest income	**Modestly lower** Goal is to hold net interest income steady assuming continued low interest rate environment. However, pressure on net interest margin is not expected to be fully offset by projected modest interest-earning asset growth. ***2Q'14 Update: $18.5 million actual is slightly below expectation, due to change in loan mix and lower than expected yields on new investments. However, NII stabilized in 2Q'14 and we expect stable or slightly improved NII during the remainder of 2014.***
Provision for loan losses	**Continued steady improvement in asset quality** Very difficult area to forecast. Future provision levels will be particularly sensitive to net loan charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance. ***2Q'14 Update: $1.8 million credit provision with reduction in NPL's and NCO's. Other asset quality metrics (TDR level and early stage delinquencies) also improved in the second quarter.***
Non-interest income	**Comparable to last two quarters of 2013** Expect a range of $10 million to $11 million per quarter. ***2Q'14 Update: $10.1 million actual is at lower end of the target range. Second quarter included a $0.2 million impairment charge on MSR's. Expect the two remaining 2014 quarters to be within predicted range.***
Non-interest expense	**Lower** Expect a range of $22.5 million to $23.5 million per quarter. ***2Q'14 Update: Actual non-interest expense of $22.6 million at lower end of the target range. For the balance of 2014, expect to be at or slightly below the lower end of the target range.***
Income taxes	Approximately 31% to 32% in 2014. ***2Q'14 Update: Actual 23.4% effective rate. 2Q included one-time credits of $0.7 million. Absent these credits, effective rate would have been 32.2%***

(1) Outlook as of 7/27/14

INDEPENDENT BANK

Independent Bank Corporation

2nd Quarter 2014 Earnings Conference Call

Question and Answer Session

Closing Remarks

Thank you for attending !

NASDAQ: IBCP

Celebrating our 150th year in 2014 !

INDEPENDENT BANK